REGISTRATION NO. 333-_________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                  ------------
                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                   Issuer:  74-1541566
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                             4101 Washington Avenue
                          Newport News, Virginia 23607
                    (Address of principal executive offices)
                                  ------------
                         NEWPORT NEWS SHIPBUILDING INC.
                  401(K) INVESTMENT PLAN FOR SALARIED EMPLOYEES
                            (Full title of the plan)
                                  ------------
                               STEPHEN B. CLARKSON
                  Vice President, General Counsel and Secretary
                         Newport News Shipbuilding Inc.
                             4101 Washington Avenue
                          Newport News, Virginia 23607
                                 (757) 380-3600
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                 With a copy to:
                         C. Porter Vaughan, III, Esquire
                                Hunton & Williams
                          Riverfront Plaza, East Tower
                              951 East Byrd Street
                            Richmond, Virginia 23219
                                 (804) 788-8200
                         -------------------------------

                         CALCULATION OF REGISTRATION FEE

================================ ===================== ==================== ===================== ==================
                                                        Proposed maximum      Proposed maximum
      Title of securities            Amount to be        offering price          aggregate            Amount of
       to be registered               registered            per share          offering price     registration fee
-------------------------------- --------------------- -------------------- --------------------- ------------------
Common Stock, par value $.01       3,500,000 shares         $27.094*            $94,829,000*         $25,035.00*
per share (including
associated Rights)
====================================================================================================================

         (*) Calculated pursuant to Rule 457(c) of the Securities Act of 1933, as amended (the "Securities Act"), based on the average of the high and low prices on the New York Stock Exchange on February 14, 2000.
====================================================================================================================

         In addition, pursuant to Rule 416(c) of the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                         NEWPORT NEWS SHIPBUILDING INC.

         This Registration Statement covers 3,500,000 additional shares of common stock, par value $.01 per share (including associated Rights) (the "Common Stock") of Newport News Shipbuilding Inc. (the "Company"), issuable pursuant to the Newport News Shipbuilding Inc. 401(k) Investment Plan for Salaried Employees (the "Investment Plan"). The Company initially registered the issuance of 1,250,000 shares of Common Stock in connection with the Investment Plan on its Registration Statement on Form S-8 (Registration No. 333-17447) as filed with the Securities and Exchange Commission (the "Commission") on December 9, 1996, subsequently registered the issuance of an additional 450,000 shares of Common Stock in connection with the Investment Plan on its Registration Statement on Form S-8 (Registration No. 333-22539) as filed with the Commission on February 27, 1997, subsequently registered the issuance of an additional 2,000,000 shares of Common Stock in connection with the Investment Plan on its Registration Statement on Form S-8 (Registration No. 333-63231) as filed with the Commission on September 10, 1998 and subsequently registered the issuance of an additional 3,200,000 shares of Common Stock in connection with the Investment Plan on its Registration Statement on Form S-8 (Registration No. 333-72765) as filed with the Commission on February 22, 1999. The contents of Registration Statement No. 333-17447, Registration Statement No. 333-22539, Registration Statement No. 333-63231 and Registration Statement No. 333-72765 are incorporated by reference herein.

         Pursuant to Rule 429, the Prospectus related to shares of Common Stock registered pursuant to this Registration Statement for the Investment Plan also relates to shares of Common Stock registered pursuant to Registration Statement No. 333-17447, Registration Statement No. 333-22539, Registration Statement No. 333-63231 and Registration Statement No. 333-72765.

                                       II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by the Company with the Commission pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated by reference into this Registration Statement:

         (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

         (b) The Investment Plan's Annual Report on Form 11-K for the fiscal year ended December 31, 1998;

         (c) The Company's Quarterly Report on Form 10-Q for the quarter ended September 19, 1999;

         (d) The Company's Quarterly Report on Form 10-Q for the quarter ended June 20, 1999;

         (e) The Company's Quarterly Report on Form 10-Q for the quarter ended March 21, 1999; and

         (f) The Company's Current Reports on Form 8-K filed on April 2, 1999, May 10, 1999, June 3, 1999, June 10, 1999, June 24,
                  1999, August 13, 1999, August 16, 1999, September 1, 1999,
                  December 10, 1999, February 2, 2000 and February 15, 2000.

         Additionally incorporated by reference into this Registration Statement is the Description of Capital Stock section of the Company's Registration Statement on Form 10, as amended (Registration No. 1-12385).

         In addition to the foregoing, all documents subsequently filed by (i) the Company or (ii) the Investment Plan pursuant to Sections 13(a), 13(c),
14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereunder have been issued or which deregisters all securities offered then remaining unsold, shall be deemed incorporated by reference in this Registration

Statement and to be a part hereof from the date of the filing of such documents. Any statement, including financial statements, contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Certain legal matters regarding shares of Common Stock will be passed upon for the Company by Stephen B. Clarkson, Vice President, General Counsel and Secretary of the Company. Mr. Clarkson beneficially owns 116,082 shares of Company Common Stock.

ITEM 8.  EXHIBITS.

         The following exhibits are filed as part of this Registration
Statement:

EXHIBIT NO.
--------------------
4.1 Restated Certificate of Incorporation of the Company dated as of December 11, 1996 (incorporated by reference to the Company's Registration Statement on Form S-4, as amended (Registration No. 333-20285)).
4.2 By-laws of the Company, as amended and restated, dated as of January 30, 1998 (incorporated by reference to Exhibit
                     3.1 of the Company's Current Report on Form 8-K, filed on February 12, 1998).
4.3 Specimen Certificate of the Company's Common Stock (incorporated by reference to the Company's Registration Statement on Form 10, dated October 30, 1996, as amended (Registration No. 1-12385)).
4.4 Form of Rights Agreement dated as of June 10, 1998, between Newport News Shipbuilding Inc. and First Chicago Trust Company of New York, as Rights Agent (filed as Exhibit No. 1 to the Company's Registration Statement on Form 8A, dated June 10, 1998 (Commission File No. 001-12385)).
4.5 Form Certificate of the Voting Powers, Designations, Preferences and Relative Participating, Optional and Other Special Rights and Qualifications, Limitations or Restrictions of Series A Participating Cumulative Preferred Stock of Newport News Shipbuilding Inc. (which is attached as Exhibit A to the Rights Agreement listed as Exhibit 4.4 hereto).
4.6 Form of Right Certificate (which is attached as Exhibit B to the Rights Agreement listed as Exhibit 4.4 hereto).
4.7 Certificate of Elimination of Newport News Shipbuilding Inc.'s Series A Participating Junior Preferred Stock (filed in connection with the expiration of the Company's previous Rights Agreement), dated June 4, 1998 (filed as Exhibit No. 4 to the Company's Registration Statement on Form 8A, dated June 10, 1998, Commission File No. 001-12385).
5                    Opinion of Stephen B. Clarkson, Esq., regarding Common
                     Stock.
23.1                 Consent of Stephen B. Clarkson, Esq. (included in Exhibit
                     5).
23.2                 Consent of Independent Public Accountants.

EXHIBIT NO.
--------------------

24.1                 Powers of Attorney (included on Signature Page).

                                   SIGNATURES

THE REGISTRANT

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on the 1st day of February, 2000.

                            NEWPORT NEWS SHIPBUILDING INC.



                            By:    /s/   Stephen B. Clarkson
                                   ---------------------------------------------
                                   Stephen B. Clarkson
                                   Vice President, General Counsel and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



                                POWER OF ATTORNEY

         Each of the undersigned, in his capacity as officer or director, or both, as the case may be, of Newport News Shipbuilding Inc. does hereby appoint Stephen B. Clarkson and Charles P. Wingfield, Jr., and each of them severally, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer, or both as the case may be, this Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have power to act hereunder with or without the other attorney and shall have full power and authority to do and perform in the name and on behalf of each of said directors or officers, or both as the case may be, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as which each of said officers or directors, or both as the case may be, might or could do in person, hereby ratifying and confirming all that said attorneys or attorney may lawfully do or cause to be done by virtue hereof.

                SIGNATURE                              TITLE                  DATE
                ---------                              -----                  -----
/s/  William P. Fricks                     Chairman                        February 1, 2000
------------------------------------         and Chief Executive
William P. Fricks                            Officer


/s/  Charles P. Wingfield, Jr.             Vice President, Controller      February 1, 2000
------------------------------------         and Acting Chief Financial
Charles P. Wingfield, Jr.                    Officer


/s/  Gerald L. Baliles                     Director                        February 1, 2000
------------------------------------
Hon. Gerald L. Baliles

/s/  Charles A. Bowsher                    Director                        February 1, 2000
------------------------------------
Charles A. Bowsher

/s/  Leon A. Edney                         Director                        February 1, 2000
------------------------------------
Leon A. Edney, Admiral (Ret.)

/s/  W. R. Harvey                          Director                        February 1, 2000
------------------------------------
Dr. William R. Harvey

                                           Director                        _______________, 2000
------------------------------------
Dr. Joseph J. Sisco

                                           Director                        _______________, 2000
------------------------------------
Stephen R. Wilson

                                   SIGNATURES

THE PLAN

         Pursuant to the requirements of the Securities Act of 1933, the Committee appointed under the Newport News Shipbuilding Inc. 401(k) Investment Plan for Salaried Employees has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia on the 1st day of February, 2000.

                                   NEWPORT NEWS SHIPBUILDING INC.
                                   401(k) INVESTMENT PLAN
                                   FOR SALARIED EMPLOYEES



                                   By:      /s/   Alfred Little, Jr.
                                         ---------------------------
                                         Alfred Little, Jr.
                                         Vice President, Human Resources and
                                         EH&S of Newport News Shipbuilding Inc.

                                  EXHIBIT INDEX

EXHIBIT NO.
--------------------
4.1 Restated Certificate of Incorporation of the Company dated as of December 11, 1996 (incorporated by reference to the Company's Registration Statement on Form S-4, as amended (Registration No. 333-20285)).
4.2 Amended and Restated By-laws of the Company, dated as of October 12, 1998 (incorporated by reference to the Company's Current Report on Form 8-K, filed on January 22,
                     1999).
4.3 Specimen Certificate of the Company's Common Stock (incorporated by reference to the Company's Registration Statement on Form 10, dated October 30, 1996, as amended (Registration No. 1-12385)).
4.4 Form of Rights Agreement dated as of June 10, 1998, between Newport News Shipbuilding Inc. and First Chicago Trust Company of New York, as Rights Agent (filed as Exhibit No. 1 to the Company's Registration Statement on Form 8A, dated June 10, 1998 (Commission File No. 001-12385)).
4.5 Form Certificate of the Voting Powers, Designations, Preferences and Relative Participating, Optional and Other Special Rights and Qualifications, Limitations or Restrictions of Series A Participating Cumulative Preferred Stock of Newport News Shipbuilding Inc. (which is attached as Exhibit A to the Rights Agreement listed as Exhibit 4.4 hereto).
4.6 Form of Right Certificate (which is attached a Exhibit B to the Rights Agreement listed as Exhibit 4.4 hereto).
4.7 Certificate of Elimination of Newport News Shipbuilding Inc.'s Series A Participating Junior Preferred Stock (filed in connection with the expiration of the Company's previous Rights Agreement), dated June 4, 1998 (filed as Exhibit No. 4 to the Company's Registration Statement on Form 8A, dated June 10, 1998, Commission File No. 001-12385).
5                    Opinion of Stephen B. Clarkson, Esq., regarding Common
                     Stock.
23.1                 Consent of Stephen B. Clarkson, Esq. (included in Exhibit
                     5).
23.2                 Consent of Independent Public Accountants.
24.1                 Powers of Attorney (included on Signature Page).